As filed with the Securities and Exchange Commission on July 31, 2008.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___

                         Post-Effective Amendment No. 37

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                Amendment No. 38


                             USAA MUTUAL FUNDS TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0226
                                                          --------------

                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                     --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___       immediately upon filing pursuant to paragraph (b)

_X__      on (July 31, 2008) pursuant to paragraph (b)

___       60 days after filing pursuant to paragraph (a)(1)

__        on (date) pursuant to paragraph (a)(1)

___       75 days after filing pursuant to paragraph (a)(2)
___       on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 97

                                     Part A
                    Prospectus for Global Opportunities Fund
                                Included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA GLOBAL OPPORTUNITIES FUND
     JULY 31, 2008
     ===============================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are the Fund's Investment Objective and Principal Strategy?              2

What Are the Principal Risks of Investing in This Fund?                       2

Could the Value of Your Investment in This Fund Fluctuate?                    5

Fees and Expenses                                                             5

Fund Investments                                                              5

Fund Management                                                              11

How to Invest                                                                14

How to Redeem                                                                14

Other Important Information About Purchases and Redemptions                  15

Shareholder Information                                                      16



As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund's investment objective is to seek an average annual return that is greater than the 1-year U.S. Treasury Bond, before fees and expenses, over a full market cycle while seeking to limit the Fund's exposure to large negative returns. The Fund's Board of Trustees may modify the Fund's investment objective without shareholder approval.

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what we believe to be stocklike returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In our attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy. This strategy involves selling index call options and purchasing index put options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

In addition, in our attempt to enhance the Fund's return and diversification, the Fund also employs a global tactical asset allocation overlay strategy (GTAA) by investing in commingled or other funds that invests in long/short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

We are the Fund's investment adviser and will decide which asset classes, ETFs, and GTAA strategy to invest in, how much to invest in each, and the extent to which the option strategy is employed to manage the Fund's risk. We also will manage the bonds and money market instruments and the global real estate securities of the Fund.

In addition, we have retained the following subadvisers to manage the following asset classes:

|X| Deutsche Investment Management Americas Inc. (DIMA) and Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadvisers for the U.S. stocks asset class;

|X| Quantitative Management Associates LLC (QMA) and The Boston Company Asset Management, LLC (The Boston Company) to serve as subadvisers for the international/emerging markets stocks asset class, respectively; and

|X| Credit Suisse Securities (USA) LLC (CSSU) through its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser responsible for managing the index option-based strategy for the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund that may invest in bonds, the Fund is subject to the risk that the market value of the bonds it holds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE: The yield of the Fund may increase and the market value of the Fund's debt securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE: The yield of the Fund may decrease and the market value of the Fund's debt securities

===============================================================================
2 | USAA Global Opportunities Fund

===============================================================================

may increase, which would likely increase the Fund's NAV and total return.

CREDIT RISK: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

MANAGEMENT RISK: This Fund is subject to management risk because it is actively managed, and there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. The Fund's ability to achieve its investment objective depends in part on the managers' skills in determining the Fund's asset class allocations and in selecting and weighting investments in each asset class. The managers' evaluations and assumptions regarding asset classes and investments may differ from actual market conditions, which means there is a possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

GLOBAL REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REIT) INVESTMENT RISK: The possibility that the Fund's investments in global real estate securities and REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

When the Fund invests in the GTAA strategy through a commingled or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will use these instruments only if portfolio management believes that its return potential more than compensates for the extra risk associated with using it.

LEVERAGING RISK: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that

================================================================================
                                                                  Prospectus | 3

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

ETFS RISK: The Fund may invest a substantial portion of its assets in ETFs, which are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs' holdings as the ETFs themselves in direct proportion to the allocation of the Fund's assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, each ETF typically is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (I.E., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

REBALANCING RISK: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not reallocate from time to time.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond, or group of issuers. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of such issuer or issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results.

GTAA RISK: The success of the GTAA strategy depends, in part, on the investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies.
The investment will be considered illiquid.

LIQUIDITY RISK: The risk that the Fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its assets in illiquid securities.

PORTFOLIO TURNOVER RISK: To implement the Fund's principal investment strategies, the Fund's securities may need to be actively and frequently traded. The Fund's portfolio turnover rate will likely exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

===============================================================================
4 | USAA Global Opportunities Fund

===============================================================================


COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses," such as custodian, administration and servicing, transfer agency, and legal fees, and acquired fund fees and expenses have been estimated for the Fund's first year of operation and are calculated as a percentage of average net assets (ANA).

Management Fee                                         .60%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         .24%
Acquired Fund Fees and Expenses                        .15%
TOTAL ANNUAL OPERATING EXPENSES                        .99%A,B

a Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

b We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reductions of any expenses paid indirectly excluding acquired fund fees and expenses and portfolio brokerage commissions, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                   1 YEAR             3 YEARS
--------------------------------------------------------------------------------
                    $101               $315

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls.

|X| WHY WERE THE MULTIPLE ASSET CLASSES SELECTED?

Each asset class was selected to provide investors with a diversified investment in a single mutual fund. U.S. stocks provide the potential for long-term capital appreciation. International and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Bonds and money market instruments provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. Global real estate securities provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund's not achieving its investment objective during the time it is in this temporary defensive posture.

                                                                  Prospectus | 5

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

RISK MANAGEMENT STRATEGY

|X| WHAT OTHER STRATEGIES MAY THE FUND UTILIZE?

As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund will implement an index option-based strategy by selling index call options and buying index put options or put spread options.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling index call options reduces the risk of owning a stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing index put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

GTAA OVERYLAY STRATEGY

|X| WHAT IS THE GLOBAL TACTICAL ASSET ALLOCATION OVERLAY STRATEGY?

In an attempt to enhance the Fund's return, the Fund also employs a GTAA, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in commingled or other funds that invest in long/short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a global asset allocation strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

U.S. STOCKS

IMCO

|X|  WHAT ROLE DO U.S. STOCKS AND ETFS PLAY IN THE FUND'S PORTFOLIO?

As the Fund's investment adviser, we will decide how to allocate the Fund's assets and will make the investment decisions with respect to ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

Up to 100% of the Fund's portfolio may be allocated to U.S. stocks, and this allocation may consist in part or in whole of U.S. stock ETFs.

ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price

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of an ETF is  determined  by supply and demand.  Thus,  ETFs do not  necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

DIMA

|X|  HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

INVESTMENT PHILOSOPHY. With respect to the portion of the Fund's assets invested in U.S. stocks managed by DIMA, DIMA pursues an actively managed, quantitative investment process. DIMA's investment philosophy is based on three central tenets. First, securities have an intrinsic value from which they deviate over time. DIMA believes that the best way to measure a security's fair value is relative to its peers within its own industry. Second, DIMA believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

QUANTITATIVE INVESTMENT APPROACH. DIMA blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. DIMA's proprietary U.S. stock evaluation model, the Quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. DIMA believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DIMA also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

PORTFOLIO CONSTRUCTION AND QUANTITATIVE RISK MANAGEMENT. DIMA extensively screens the universe of securities comprising the Russell 3000(R) Index using multiple investment parameters to identify what DIMA believes are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints, and anticipated transaction costs.

The  portfolio  also  may  invest  in new and  unseasoned  companies  that  DIMA
portfolio   managers   believe  have  the  potential   for   long-term   capital
appreciation.

CREDIT SUISSE

|X|  HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

With respect to the portion of the Fund's assets invested in U.S. stocks managed by Credit Suisse, the Fund's universe consists of a combination of constituents, at the time of purchase, of the Russell 3000(R) Index, S&P 1500 Index, and MSCI USA Standard Index. The portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Credit Suisse portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

|X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum;

|X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks; and

|X| Help determine the Fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Credit Suisse portfolio managers apply these models to companies that are represented in one or more domestic indices (such as, the Russell 3000 Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.


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If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques. The portfolio is not managed with a view toward producing significant income for the Fund.

Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

INTERNATIONAL AND EMERGING MARKETS STOCKS

|X| WHAT ROLE DO INTERNATIONAL AND EMERGING MARKETS STOCKS PLAY IN THE FUND'S PORTFOLIO?

From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets. The Fund may invest in international and emerging markets stocks. In addition, up to 100% of the Fund's portfolio may be allocated to international stocks, and this allocation may consist in part or in whole of ETFs.

In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

|X| WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY"?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

|X|  WHAT IS AN "EMERGING MARKET COMPANY"?

An   issuer is an emerging market company if:

|X| It is organized under the laws of an emerging market country (as defined below);

|X| The principal trading market for its stock is in an emerging market country; or

|X| At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

|X| WHAT COUNTRIES ARE CONSIDERED "EMERGING MARKETS COUNTRIES"?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

|X| WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

|X| The countries in which these stock markets are found have a less-developed economy than the developed countries.

|X| Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

|X| Sustainable economic growth rates are higher, or potentially higher, than developed countries.

|X| Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

|X| Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

|X| The political system is likely to be, or appears to be, in greater flux than the developed countries listed above.

|X| HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL/EMERGING MARKETS STOCKS MADE?

QMA

With respect to the portion of the Fund's assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock's projected earnings growth rate. As a result, QMA's stock-selection process focuses on valuation

8 | USAA Global Opportunities Fund
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measures  for stocks with slow  earnings  growth and  factors  related to future earnings for stocks with fast earnings growth.

QMA's investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.

QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI Europe, Australasia, and the Far East
(EAFE)). QMA seeks to achieve this objective through investments in equity securities of non-U.S.
companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

A separate model identifies a recommended or "optimal portfolio." The optimal portfolio is the combination of stocks that is expected to generate the highest expected return while minimizing expected tracking error versus the benchmark.

The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

QMA's portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

THE BOSTON COMPANY

With respect to the portion of the Fund managed by The Boston Company, The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies, looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company will generally sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

BONDS AND MONEY MARKET INSTRUMENTS

|X|  WHAT  ROLE DO  BONDS  AND  MONEY  MARKET  INSTRUMENTS  PLAY  IN THE  FUND'S
PORTFOLIO?

Bonds and money market instruments are intended to provide both liquidity and interest income. In addition, bonds provide opportunities for capital gains.

|X| WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

The Fund will normally  invest in a broad range of high-yield  securities  (both
investment-grade  and   non-investment-grade),   including  bonds,   convertible
securities, leveraged loans, and preferred stocks.

These securities may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debtlike characteristics, including synthetic securities.

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, and direct-debt instruments, Eurodollar and Yankee obligations, and synthetic securities, are subject to special risks that are described in the statement of additional information.

The Fund also may invest in defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives such as futures and options. We also may invest, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WHAT ARE CONSIDERED "HIGH-YIELD SECURITIES"?

We consider high-yield securities to include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered "non-investment-grade" or "high-yield" securities, which are considered speculative and are subject to significant credit risk. They are

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USAA GLOBAL OPPORTUNITIES FUND
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sometimes  also  referred to as "junk"  since they are  believed to  represent a greater risk of default than more creditworthy "investment-grade" securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

|X| WHAT IS THE DIFFERENCE BETWEEN INVESTING IN HIGH-YIELD SECURITIES AND INVESTING IN INVESTMENT-GRADE BONDS?

Because of the types of securities the bond portion of the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are CREDIT RISK
- or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

|X|  WHAT IS A CREDIT RATING?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M.
Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

|X| HOW ARE THE DECISIONS TO BUY AND SELL HIGH-YIELD SECURITIES MADE?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

|X| WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

GLOBAL REAL ESTATE SECURITIES

|X| WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

|X| WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

Investments in this category will consist primarily of common stocks and ETFs of REITs and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, We may invest in preferred stocks, securities convertible into common stocks, and

10 | USAA Global Opportunities Fund

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securities  that carry the right to buy common  stocks of REITs and real  estate companies. The Fund generally will not acquire any direct ownership of real estate.

|X| HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

In selecting securities for the Fund, we seek to invest in companies or ETFs that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $66 billion in total assets under management as of June 30, 2008.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the asset classes. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements will be available in the Fund's annual report to shareholders for the period ending December 31, 2008.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and global real estate securities.

For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets.

We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund (with certain exceptions) exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

We have entered into Subadvisory Agreements with DIMA, Credit Suisse, CSSU, QMA, and The Boston Company, under which DIMA, Credit Suisse and the Volaris Group of CSSU, QMA, and The Boston Company provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA, Credit Suisse, CSSU, QMA, and The Boston Company are compensated directly by IMCO and not by the Fund.

DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients.

Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of March 31, 2008, the asset management business of Credit Suisse had approximately $600 billion in assets under management.

CSSU is an SEC registered broker-dealer and investment adviser. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high
                                                                 Prospectus | 11
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USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

net worth individuals, and corporate clients and affiliates. Volaris also provides both discretionary and non-discretionary investment-related advisory services to approximately 2,500 clients.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2008, QMA managed approximately $58 billion in assets, including approximately $4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2008, The Boston Company subadvised 13 mutual funds with assets under management of approximately $43.11 billion.

PORTFOLIO MANAGERS

IMCO

U.S. AND INTERNATIONAL STOCK (ETFS)

RONALD SWEET, CFA, vice president of Equity Investments, has managed the portion of the Fund's investments in ETFs since the Fund's inception in July 2008. Mr. Sweet has 22 years of investment management experience and has worked for us for 22 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Texas at San Antonio. Mr. Sweet holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

WASIF A. LATIF, assistant vice president of Equity Investments, has worked for us since June 2006. He has managed the portion of the Fund's investments in ETFs since the Fund's inception in July 2008. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

BONDS AND MONEY MARKET INSTRUMENTS

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Mr. Freund has 18 years of investment management experience and has worked for us for 13 years. Education:
B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Mr. Espe has 23 years of investment management experience and has worked for us for seven years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager in IMCO, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Ms. Bass has 19 years of investment management experience and has worked for us for seven years.
Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

GLOBAL REAL ESTATE SECURITIES AND ETFS

MARK W. JOHNSON, CFA, vice president of Equity Investments, has co-managed the portion of the Fund's assets invested in global real estate securities since the Fund's inception in July 2008. Mr. Johnson has 33 years of investment management experience and has worked for us for 19 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DAN DENBOW, CFA, assistant vice president and portfolio manager, in IMCO, has co-managed the portion of the Fund's assets invested in global real estate securities since the Fund's inception in July 2008. Mr. Denbow has 13 years of investment management experience and has worked for us for nine years.
Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DIMA

U.S. STOCKS

The portion of the Fund's assets managed by DIMA is managed by a team of investment professionals who collaborate to implement the Fund's investment strategy. This team works for DIMA or its affiliates and is supported by a large staff of economists, research analysts, traders, and other investment specialists. DIMA or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Each portfolio manager on the team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

12 | USAA Global Opportunities Fund

===============================================================================

The following individuals handle the day-to-day management of the portion of the Fund managed by DIMA:

ROBERT WANG, managing director of Deutsche Asset Management and portfolio manager. Mr. Wang joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation. Mr. Wang is Global Head of Quantitative Strategies Portfolio Management: New York. He has co-managed the U.S. stocks asset class of the Fund since July 2008. Education: B.S., The Wharton School, University of Pennsylvania.

JAMES B. FRANCIS, CFA, director of Deutsche Asset Management and portfolio manager. Mr. Francis is Head of Active Quantitative Equity Portfolio Management:
New York. He joined Deutsche Asset Management in 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, at Northern Trust Global Investments. He has co-managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education: B.S., University of Massachusetts, Amherst.

JULIE ABBETT, director of Deutsche Asset Management and portfolio manager. Ms. Abbett is senior portfolio manager of Global Quantitative Equity: New York. Ms. Abbett joined Deutsche Asset Management in 2000. She has co-managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education:
B.A., University of Connecticut.

CREDIT SUISSE

U.S. STOCKS

The Credit Suisse Quantitative Equities Group is responsible for the day-to-day management of the portion of the U.S. stocks asset class allocated to Credit Suisse. Jordan Low is the lead manager of the Credit Suisse Quantitative Equities Group.

JORDAN LOW, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002, where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. He has managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education: B.S. in computer science, management (finance), economics, and mathematics, and master of engineering in computer science, Massachusetts Institute of Technology.

QMA

INTERNATIONAL STOCKS

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the international asset class of the Fund are listed below.

MARGARET S. STUMPP, Ph.D. is the chief investment officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction for QMA. She joined QMA's predecessor in 1987. She has co-managed the international stocks asset class of the Fund since its inception in July 2008. Education: B.A. CUM LAUDE with distinction in economics, Boston University; and an A.M. and Ph.D. in economics, Brown University.

TED LOCKWOOD is a managing director of QMA. He is responsible for managing portfolios, investment research, and new product development. He joined QMA's predecessor in 1988. He has co-managed the international stocks asset class of the Fund since its inception in July 2008. Education: SUMMA CUM LAUDE with a B.E. in engineering, Stony Brook University; an M.S. in engineering and an M.B.A. in finance, Columbia University.

JOHN VAN BELLE, Ph.D. is a managing director of QMA. He manages global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full-service clients. He joined QMA's predecessor in 1983. He has co-managed the international stocks investment asset class of the Fund since its inception in July 2008. Education: B.S. in economics, St. Joseph's College; and Ph.D., University of Virginia.

THE BOSTON COMPANY

EMERGING MARKET STOCKS

D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead portfolio manager for all International Value and Emerging Markets Value strategies at The Boston Company and has co-managed the emerging markets stocks asset class of the Fund since its inception in July 2008.

                                                                 Prospectus | 13

USAA GLOBAL OPPORTUNITIES FUND
================================================================================

CAROLYN M. KEDERSHA, CFA, CPA, is a senior vice president and senior portfolio manager. She joined The Boston Company in 1988. She serves as a member of the portfolio management team and conducts research on companies in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. She has co-managed the emerging markets stocks asset class of the Fund since its inception in July 2008.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004--2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997--2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst. He has co-managed the Emerging Markets Stocks investment category of the Fund since its inception in July 2008.

THE VOLARIS GROUP

INDEX OPTION-BASED RISK MANAGEMENT STRATEGY

YIRONG LI, CFA, vice president, is a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's LVR strategy. Also, he is responsible for research and product development, with primary focus in the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining
CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School.
Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School. Mr. Li has co-managed the index option-based strategy of the Fund since its inception in July 2008.

STU ROSENTHAL, CFA, director, is a senior member of the Volaris Group and Trading team since 2005. Mr. Rosenthal is responsible for portfolio management and research of investment volatility strategies. Prior to joining the Volaris Group, from 2003 to 2005, he was an assistant portfolio manager at Rampart Investment Management, a Boston-based boutique specializing in option-related strategies. He previously was an analyst at Grantham, Mayo, Van Otterloo & Co., a Boston-based quantitative manager. Education: M.S. in operations research, Northeastern University; and B.S. in applied statistics, Rochester Institute of Technology. Mr. Rosenthal has co-managed the index option-based strategy of the Fund since its inception in July 2008.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

HOW TO INVEST

OPENING AN ACCOUNT

This Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

EFFECTIVE DATE

The Fund's purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) and will receive the NAV per share determined for that day. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

14 | USAA Global Opportunities Fund

================================================================================

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

A FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if it is in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment account programs;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

                                                                 Prospectus | 15

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

Some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the intermediary or USAA Funds review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We may also rely on the intermediary to review for, identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which Fund shares are purchased and redeemed is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (I.E., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Portfolio securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less are valued at

16 | USAA Global Opportunities Fund

===============================================================================

amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, commingled, or other funds, other than ETFs are valued at their NAV at the end of each business day. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) a Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

                                                                 Prospectus | 17

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

18 | USAA Global Opportunities Fund

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

9800 Fredericksburg Road                                     ===============
San Antonio, Texas 78288                                        PRSRT STD
                                                               U.S. POSTAGE
                                                                   PAID
                                                                   USAA
                                                             ===============
[ARROW] SAVE PAPER AND FUND COSTS
        At USAA.COM click: MY DOCUMENTS
        Set preferences to USAA DOCUMENTS ONLINE

================================================================================

   If you would like more information about the Fund, you may call (800) 531-USAA (8722) TO REQUEST A FREE COPY OF THE FUND'S ANNUAL OR SEMIANNUAL REPORTS (ONCE AVAILABLE), STATEMENT OF ADDITIONAL INFORMATION (SAI), OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS (ONCE AVAILABLE) ALSO MAY BE VIEWED ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

   TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
   PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)


87347-0708

      Investment Company Act File No. 811-7852          (C)2008, USAA.
                                                            All rights reserved.

                                     Part B
                       Statement of Additional Information
                         for Global Opportunities Fund
                                Included herein

[USAA          USAA                                     STATEMENT OF
EAGLE          MUTUAL                                   ADDITIONAL INFORMATION
LOGO (R)]      FUNDS TRUST                              JULY 31, 2008


                            GLOBAL OPPORTUNITIES FUND

-------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): the Global Opportunities Fund (the
Fund). The Fund is classified as nondiversified.

You may obtain a free copy of the prospectus dated July 31, 2008, for the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, by calling toll free 800-531-USAA, or logging on to USAA.COM and downloading. You also may write to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or call toll free 800-531-USAA to request a prospectus be sent to you. The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund's prospectus. The Fund's annual report will be available once the Fund has completed its first annual period.

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

         Page
         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         3        Investment Policies
         18       Investment Restrictions
         19       Portfolio Transactions and Brokerage Commissions
         21       Fund History and Description of Shares
         22       Tax Considerations
         24       Trustees and Officers of the Trust
         28       The Trust's Manager
         32       Portfolio Manager Disclosure
         44       Portfolio Holdings Disclosure
         45       General Information
         46       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of the Fund are offered only to eligible investors, as described in the prospectus, on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

The Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of the Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the price of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, commingled, or other funds, other than ETFs are valued at their net asset value at the end of each business day. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of the Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                               INVESTMENT POLICIES

The sections captioned WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in the Fund's prospectus describe the investment objective(s) and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective(s). The Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's sharehold-ers. If there is a change in the investment objective of the Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in the Fund's prospectus, these represent the non-principal investment policies of the Fund.

TEMPORARY DEFENSIVE POLICY

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors consid-ered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Fund's assets may be invested in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

PUT BONDS

The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets. The Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Fund will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American Depositary Receipts
(ADRs) and Global Depositary Receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Fund's investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot dispose of in the ordinary course of business, in seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE DEMAND NOTES

The Fund may invest in securities that provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Fund may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Fund may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Fund may invest a portion of its assets in equity securities of REITs, the Fund may also be subject to certain risks associated with direct investments in real estate. In addition, the Fund may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Fund's shareholders when distributed to them.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rat-
ing may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

EXCHANGE-TRADED FUNDS (ETFS)

The Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The  Fund  may  also  invest  in   mortgage-backed   securities   that   include
collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Fund may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

SWAP ARRANGEMENTS

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Fund, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EQUITY-LINKED STRUCTURED NOTES

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EXCHANGE-TRADED NOTES

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and exchange traded funds (ETF). Similar to ETFs, ETNs are traded on a major exchange (I.E. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day's index factor). One factor that affects the ETN's value is the credit rating of the issuer. Therefore, the value of the ETN may drop despite no change in the underlying index, instead due to a downgrade in the issuer's credit rating.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed in any material way for the Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

The Fund:

   (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

   (3)   may not issue senior  securities,  except as  permitted  under the 1940
         Act.

   (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

   (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

   (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry.

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, the Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund's policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

The Manager or the applicable Subadviser may direct a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund's portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Fund is a series of the Trust and is nondiversified. The Trust began offering shares of the Fund in July 2008. The Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to the Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of the Fund represents an equal proportionate interest in the Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Board. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust

Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of the Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect the Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, the Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 10 of the Internal Revenue Code of 1986, as amended (the Code) (RIC). Accordingly, the Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute annual to its shareholders 90% of its net investment company taxable income, net short-term capital gains (the excess of short-term capital gains over short-term losses), net gains from certain foreign currency transactions for the taxable year, and net tax-exempt interest (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute by the end of a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

The Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

The Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals, such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's respective shareholders. The Board of Trustees periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund's service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (63)                                          (7/92-present), a database            investment company
                                                      management service.                   consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (62)                                            Research Institute (3/02-present);    investment company
                                                      Staff Analyst, Southwest Research     consisting of 45 funds
                                                      Institute (9/98-3/02), which focuses
                                                      in the fields of technological research.

Barbara B.            Trustee       January 2008      Academic Director of the El Paso      One registered
Ostdiek Ph.D. (44)                                    Corporation Finance Center at         investment company
                                                      Jesse H. Jones Graduate School        consisting of 45 funds
                                                      of Management at Rice University
                                                      (7/02-present); Associate Professor
                                                      of Finance at Jesse H. Jones
                                                      Graduate School of Management
                                                      at Rice University (7/01-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (63)                                         Consulting (5/95-present), an         investment company
                                                      organization that performs business   consisting of 45 funds
                                                      valuations of large companies to
                                                      include the development of annual
                                                      business plans, budgets, and internal
                                                      financial reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (65)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds


* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (47)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        President and Chair of the            consisting of 45 funds
                      Chairman                        Board of Directors, USAA Investment
                                                      Management Company (IMCO)
                                                      (2/08-present); President, USAA
                                                      Financial Advisors, Inc. (FAI)
                                                      (12/07-present); Chair of the
                                                      Board of Directors and Chief
                                                      Investment Officer IMCO,
                                                      (1/07-2/08); President and Chief
                                                      Executive Officer, Director, and
                                                      Chair of the Board of Directors,
                                                      IMCO (12/04-1/07); President and
                                                      Chief Executive Officer, Director,
                                                      and Vice Chair of the Board of Directors,
                                                      IMCO (2/01-12/04). Mr. Claus also serves
                                                      as Chair of the Board of Directors of
                                                      USAA Shareholder Account Services
                                                      (SAS); USAA Financial Planning Services
                                                      Insurance Agency, Inc. (FPS) and FAI.
                                                      He is also a director for USAA Life Insurance
                                                      Company (USAA Life) and USAA
                                                      Federal Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (57)          President                       Investments, IMCO (9/02-present).     investment company
                                                                                            consisting of 45 funds

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(45)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment Strategy   consisting of 45 funds
                                                      & Analysis, USAA (12/01-6/06).

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Mark S. Howard        Secretary     September 2002    Senior Vice President, USAA Life/     One registered
(44)                                                  IMCO/FPS General Counsel,             investment company
                                                      USAA (10/03-present); Senior Vice     consisting of 45 funds
                                                      President, Securities Counsel, USAA
                                                      (12/02-10/03). Mr. Howard also
                                                      holds the officer positions of Senior
                                                      Vice President, Secretary and Counsel
                                                      for USAA Life, IMCO, SAS, FPS, and
                                                      FAI.

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
 Jr. (47)                                             Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present); Assistant       consisting of 45 funds
                                                      Treasurer, USAA family of funds
                                                      (7/00-2/08).

Rose Urbanczyk        Assistant     February 2008     Assistant Vice President, Senior      One registered
(46)                  Treasurer                       Financial Officer and Treasurer,      investment company
                                                      FAI, (6/08-present); Assistant        consisting of 45 funds
                                                      Vice President, Finance, Senior
                                                      Financial Officer and Treasurer,
                                                      FPS (6/08-present); Assistant
                                                      Vice President, Senior Financial
                                                      Officer, Chief Financial Office,
                                                      USAA (5/08-present); Executive
                                                      Director, Finance, Senior
                                                      Financial Officer, IMCO
                                                      (11/07-5/08); Senior Financial
                                                      Officer and Treasurer, FAI
                                                      (4/07-6/08); Executive Director,
                                                      Finance, Senior Financial Officer
                                                      and Treasurer, FPS (8/06-6/08);
                                                      Executive Director, Enterprise
                                                      Planning & Performance
                                                      Management (3/03-8/06);
                                                      Director, Accounting/Financial,
                                                      Corporate Financial Reporting,
                                                      Planning & Analysis IMCO (2/01-10/06).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(40)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual is an executive officer of the Manager: Dawn Cooper, Senior Vice President, Distribution Services. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Fund and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2007.

                                  USAA                    USAA FUND
                         GLOBAL OPPORTUNITIES              COMPLEX
                                 FUND                       TOTAL

INTERESTED TRUSTEE

Christopher W. Claus             None                   Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               None                   Over $100,000
Robert L. Mason                  None                   Over $100,000
Michael F. Reimherr              None                   Over $100,000
Richard A. Zucker                None                   Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2007.

         NAME                         AGGREGATE          TOTAL COMPENSATION
          OF                      COMPENSATION FROM         FROM THE USAA
        TRUSTEE               FUND LISTED IN THIS SAI    FAMILY OF FUNDS (B)

INTERESTED TRUSTEE

Christopher W. Claus                None (a)               None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                  None                   $  83,000
Robert L. Mason, Ph.D.              None                   $  83,000
Michael F. Reimherr                 None                   $  77,000
Richard A. Zucker                   None                   $  89,000

   (A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

   (B) AT DECEMBER 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 45 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the date of this SAI, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

                               THE TRUST'S MANAGER

As described in the Fund's prospectus, IMCO is the Manager and investment adviser for the Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $66 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Fund pursuant to an Advisory Agreement dated July 31, 2008, (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of the Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for the Fund. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Fund, as described in the prospectuses.

For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 30, 2010, and will continue in effect from year to year thereafter for the Fund as long as its is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

The Fund has agreed to pay IMCO a management fee computed daily and paid monthly, at an annual rate equal to three-fifths of one percent (0.60%) of the average net assets of the Fund.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated July 31, 2008, with Quantitative Management Associates LLC (QMA), Credit Suisse Asset Management LLC (Credit Suisse), Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (CSSU), Deutsche Investment Management Americas Inc.
(DIMA), and The Boston Company Asset Management, LLC (The Boston Company) under which each Subadviser provides day-to-day discretionary management of some or all of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement for the Fund will remain in effect until July 30, 2010. Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Fund, the Manager has entered into Subadvisory Agreements with Credit Suisse, QMA, CSSU, DIMA, and the Boston Company. The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund's average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that DIMA manages. DIMA located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retain clients.

The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange. CSSU, located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients.

The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective July 31, 2008, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for the Fund. We may also delegate one or more of our responsibilities to others at our expense.

In addition to the services provided under the Fund's Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees may approve the reimbursement of these expenses incurred by the Manager.

CODES OF ETHICS

The Fund, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Fund, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Fund. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage the Fund. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by the Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Fund. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS'
recommendations, the Manager may consider information from many sources, including the Fund's portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Fund's best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Fund, on the one hand, and the Manager, the Fund's principal underwriter, or any person who is an affiliated person of the Fund, the Manager, or the Fund's principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Fund's Board of Trustees at the next regularly scheduled meet-ing of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Trust pays the Transfer Agent an annual fixed fee of five one-hundredths of one percent (0.05%) of the average net assets per account. The fee is subject to change at any time. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4)
maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or
(ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

USAA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007, unless otherwise specified.

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager   Registered Investment Companies      Other Pooled Investment Vehicles         Other Accounts
                   Number of accounts   Total assets   Number of accounts     Total assets   Number of accounts  Total assets
----------------------------------------------------------------------------------------------------------------------------------
Ronald B. Sweet        4*              $369,736,947           0                  $0                 0               $0
Wasif A. Latif         0               $0                     0                  $0                 0               $0
R. Matthew Freund      3*              $2,059,548,948         0                  $0                 0               $0
Arnold J. Espe         3*              $954,416,368           0                  $0                 0               $0
Julianne Bass          3*              $2,059,548,948         0                  $0                 0               $0
Mark W. Johnson        2*              $1,083,357,969         0                  $0                 0               $0
Dan Denbow             0               $0                     0                  $0                 0               $0

* Each account has advisory fees based on the performance of the account.

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Trust's Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

CREDIT SUISSE

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007.

----------------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
----------------------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
----------------------------------------------------------------------------------------------------------------------------------

Jordan Low          $2,098,631,323       N/A      $717,415,581           --               --             --
                          14                            4

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA Global Opportunities Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA Global Opportunities Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA Global Opportunities Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Global Opportunities Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Equities Group, which manages the Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The USAA Global Opportunities Fund seeks to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA Global Opportunities Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA Global Opportunities Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA Global Opportunities Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA Global
Opportunities Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio manager of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for the portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund, and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio manager participates in Credit Suisse's profit sharing and 401(k) plans.

DIMA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007.

----------------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
----------------------------------------------------------------------------------------------------------------------------------
Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
----------------------------------------------------------------------------------------------------------------------------------

James Francis*            $0             $0            $0                $0               $0             $0
                           0              0             0                 0                0              0

Julie Abbett        $11,557,272,348 $267,818,576    $3,812,850,937       $0               $0             $0
                          18              7            17                 0                0              0

Robert Wang         $22,492,865,175 $1,893,022,149  $13,400,974,824$0                 $1,824,673,019 $10,322,216,598
                          28             24            48                                  4             12

* Mr. Francis joined DIMA in June 2008.

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Fund. DIMA has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

CONFLICTS OF INTEREST: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         * Certain investments may be appropriate for the Fund and also for other clients advised by DIMA, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DIMA may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the Fund and the other clients.

         * To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

         * In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DIMA will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, DIMA has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the Firm) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DIMA's advisory clients.

DIMA has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

COMPENSATION: The Fund has been advised that DIMA seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities, and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DIMA's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

         * DIMA's performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3-, and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

         * Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

         * Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" DIMA, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CSSU

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007.

----------------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
----------------------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
----------------------------------------------------------------------------------------------------------------------------------

Yirong Li                  0              2             4                 0                0              0
                                    $796,588,990   $33,268,701

Stu Rosenthal              0              0            80                 0                0              6
                                                  $2,068,713,528                                     $201,486,162

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA Global Opportunities Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA Global Opportunities Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA Global Opportunities Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Global Opportunities Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSSU believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSSU may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSSU aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSSU's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSSU's affiliates and accounts in which CSSU's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the CSSU Quantitative Strategies Group, which manages the USAA Global Opportunities Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The Fund seeks long-term capital growth with reduced volatility over time by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA Global Opportunities Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA Global Opportunities Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA Global Opportunities Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA Global
Opportunities Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. CSSU has adopted policies and procedures that CSSU believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: CSSU's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the USAA Global Opportunities Fund's performance, assets held in the USAA Global Opportunities Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of CSSU stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSSU, portfolio managers participate in CSSU's profit sharing and 401(k) plans.

THE BOSTON COMPANY

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007.

----------------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
----------------------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
----------------------------------------------------------------------------------------------------------------------------------
D. Kirk Henry             10             11            55                 0                0              1
                     $6.71 billion  $4.89 billion  $11.13 billion                                    $328.5 billion

Carolyn M. Kedersha       10             11            55                 0                0              1
                     $6.71 billion  $4.89 billion  $11.13 billion                                    $328.5 billion

Warren Skillman           10             11            55                 0                0              1
                     $6.71 billion  $4.89 billion  $11.13 billion                                    $328.5 billion

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

POTENTIAL CONFLICT: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

     |X| The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

POTENTIAL CONFLICT: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

     |X| Portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

INVESTMENT OBJECTIVES

POTENTIAL CONFLICT: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

     |X| To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

POTENTIAL CONFLICT: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

     |X| When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

     |X| To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of The Boston Company's investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

PERSONAL INTEREST

POTENTIAL CONFLICT: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     |X| All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE AFFILIATIONS AND DIRECTORSHIP

POTENTIAL CONFLICT: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

     |X| In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

POTENTIAL CONFLICT: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

     |X| Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

POTENTIAL CONFLICT: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

     |X| Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

     |X| Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

CLIENT COMMISSION ARRANGEMENTS

POTENTIAL CONFLICT: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

     |X| It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as "research" or brokerage". All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

CONSULTANT BUSINESS

POTENTIAL CONFLICT: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (I.E. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

         |X| The Boston Company does not pay referral fees to consultants.

GIFTS

POTENTIAL CONFLICT: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

     |X| The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Comany Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and the The Boston Company Gift Policy.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

QMA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2007.

                         Registered Investment Companies    Other Pooled Investment Vehicles               Other Accounts**

                      Number of         Total       Number of           Total          Number of        Total
                                     Accounts*       Assets           Accounts*         Assets        Accounts*    Assets

Maggie Stumpp             27       $16,241,550,521     35          $6,910,103,916         112      $21,459,134,466

Ted Lockwood              24       $15,765,816,997     32          $6,446,704,893         104      $19,576,351,021

John VanBelle             24       $15,765,816,997     32          $6,446,704,893         103      $19,498,334,057

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

** Twelve of these accounts with aggregate assets of $4,698,466,892 are subject to performance-based advisory fees.

CONFLICTS OF INTEREST: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (E.G., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of
(i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

COMPENSATION: QMA's Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary  component  is based on market  data  relative  to similar  positions
within  the  industry  as  well  as  the  past  performance,   experience,   and
responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual  cash  bonus  pool  available  for  individual  grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various strategies on a
1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income.

The size of the annual long-term incentive pool available for individual grants is determined on a percentage of the total compensation of QMA's eligible employees for the prior year.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Fund, the general policy of the Fund is to not disclose any portfolio holdings of the Fund, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

         |X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund (E.G., auditors, attorneys, and Access Persons under the Fund's Code of Ethics);

         |X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

         |X|  As disclosed in this SAI; and

         |X| As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non- public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, the Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of the Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Fund has adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about the Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund's securities, and collecting interest on the Fund's investments. The accounting agent is responsible for, among other things, calculating the Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

K&L Gates LLP, 1600 K Street N.W., Washington, DC 20006-1682, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audits of the annual financial statements of the Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         SPECULATIVE.   Minimal   capacity  for  timely  payment  of  financial
          commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.


87348-0708

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated
                  April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i),
                  (a)(ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management Agreement for the Extended Market Index Fund
                  dated August 1, 2006 (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund dated
                  August 1, 2006 (15)
       (iv)       Management Agreement for the S&P 500 Index Fund dated
                  August 1, 2006 (15)
       (v)        Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
       (vi)       Investment  Subadvisory  Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment  Subadvisory  Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment  Subadvisory  Agreement  between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment  Subadvisory  Agreement  between  IMCO  and  Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment  Subadvisory  Agreement  between  IMCO and  Marsico dated August 1, 2006 (15)
       (xii)      Investment  Subadvisory  Agreement  between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment  Subadvisory  Agreement  between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment   Subadvisory   Agreement   between  IMCO  and  OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment  Subadvisory  Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment  Subadvisory  Agreement  between  IMCO  and  Credit
                  Suisse Asset Management, LLC dated October 2, 2006 (16)
       (xvii)     Amendment No. 1 to Investment  Subadvisory  Agreement  between
                  IMCO and Batterymarch dated August 1, 2006. (15)
       (xviii)    Investment  Subadvisory  Agreement  between  IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2, 2006 (16)
       (xix)      Amendment No. 2 to Investment  Subadvisory  Agreement  between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment  Subadvisory  Agreement  between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
       (xxiii)    Investment  Subadvisory   Agreement   between   IMCO  and  The
                  Renaissance Group, LLC dated December 3, 2007 (22)
       (xxiv)     Investment  Subadvisory  Agreement  between  IMCO  and  Credit
                  Suisse Securities (USA) LLC dated October 1, 2007 (22)
       (xxv) Form of Letter Agreement to Advisory Agreement adding Global Opportunities Fund (25)
       (xxvi) Form of Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc.
                  (25)
       (xxvii) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (25)
       (xxviii) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (25)
       (xxix) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (25)
       (xxx) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (25)
       (xxxi) Form of Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter  Agreement  dated May 10,  1994 adding  Texas  Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter  Agreement to  Underwriting  Agreement  adding 37 funds
                  (15)
       (iv)       Form of Letter  Agreement  to  Underwriting  Agreement  adding
                  Global Opportunities Fund (25)
       (v)        Form of Letter  Agreement  to  Underwriting  Agreement  adding
                  Target  Retirement  Income Fund,  Target Retirement 2020 Fund,
                  Target  Retirement 2030 Fund, Target Retirement 2040 Fund, and
                  Target Retirement 2050 Fund (26)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index Fund
                  (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31, 2006
                  (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)
       (v)        Fee Schedule dated July 1, 2007 (20)
       (vi)       Form of Letter Agreement to the Amended and Restated Custodian
                  Agreement adding Global Opportunities Fund (25)

       (vii) Form of Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter  Agreement to Transfer Agency Agreement dated August 1,
                  2006 adding 37 funds (15)
       (iii)      Administration  and Servicing  Agreement  dated August 1, 2001 with  respect  to the  Florida  Tax-Free  Income  and  Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Letter  Agreement dated August 1, 2006, to the  Administration and Servicing Agreement for 37 Funds (15)
       (v)        Letter  Agreement  dated May 10,  1994 adding  Texas  Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving  Credit Facility  Agreement with USAA Capital
                  Corporation dated October 1, 2007 (22)
       (vii)      Agreement and Plan of Conversion and Termination  with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination  with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination  with respect to USAA Tax Exempt Fund, Inc. (15)
       (x)        Amended and  Restated  Master-Feeder  Participation  Agreement
                  Among USAA Mutual Funds Trust,  BlackRock Advisors,  LLC, USAA
                  Investment  Management  Company,  and BlackRock  Distributors,
                  Inc. Dated as of October 1, 2006 (23)
       (xi)       Amended and Restated Subadministration Agreement dated October
                  1, 2006 (23)
       (xii)      Form of Letter  Agreement  to the  Transfer  Agency  Agreement
                  adding Global Opportunities Fund (25)
       (xiii)     Form of Letter Agreement to the  Administration  and Servicing
                  Agreement adding Global Opportunities Fund (25)
       (xiv)      Form of Letter  Agreement  to the  Transfer  Agency  Agreement
                  adding Target  Retirement  Income Fund, Target Retirement 2020
                  Fund,  Target  Retirement  2030 Fund,  Target  Retirement 2040
                  Fund, and Target Retirement 2050 Fund (26)
       (xv)       Form of Letter Agreement to the  Administration  and Servicing
                  Agreement  adding  Target   Retirement   Income  Fund,  Target
                  Retirement  2020 Fund,  Target  Retirement  2030 Fund,  Target
                  Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy,
                  Emerging Markets, International, Precious Metals and
                  Minerals, and World Growth Funds, and GNMA and Treasury
                  Money Market Trusts (filed by amendment)
       (ii)       Opinion  and  Consent of Counsel  with  respect to  Aggressive
                  Growth,   Growth,  Growth  &  Income,  Income,  Income  Stock,
                  Short-Term  Bond,  Money Market,  Science & Technology,  First
                  Start  Growth,  Small  Cap  Stock,   Intermediate-Term   Bond,
                  High-Yield Opportunities, Capital Growth, and Value Funds (22)

       (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (24)
       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (28)

       (v) Opinion and Consent of Counsel with respect to the Global Opportunities Fund (filed herewith)

       (vi) Opinion and Consent of Counsel with respect to the Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (filed by amendment)
       (vii) Opinion and Consent of Counsel with respect to the institutional share classes of Emerging Markets, International, Precious Metals and Minerals, Aggressive
                  Growth, Growth, Income, Income Stock, Short-Term Bond, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, and Value Funds (filed by amendment)

j      (i)        Consent of Independent Registered Public Accounting Firm
                  with respect to Cornerstone Strategy, Balanced Strategy,
                  Growth and Tax Strategy, Emerging Markets, International,
                  Precious Metals and Minerals, and World Growth Funds, and
                  GNMA and Treasury Money Market Trusts (filed by amendment)
       (ii)       Consent of Independent  Registered Public Accounting Firm with respect to Aggressive Growth, Growth, Growth & Income, Income,
                  Income  Stock,   Short-Term  Bond,  Money  Market,  Science  &
                  Technology,    First   Start   Growth,    Small   Cap   Stock,
                  Intermediate-Term  Bond,  High-Yield  Opportunities,   Capital
                  Growth, and Value Funds (22)
       (iii)      Consent of Independent  Registered Public Accounting Firm with respect to Total Return  Strategy,  Extended Market Index, S&P
                  500 Index, and Nasdaq-100 Index Funds (26)
       (iv)       Consent of Independent  Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
                  Tax Exempt  Short-Term,  Tax Exempt Money  Market,  California
                  Bond,  California Money Market,  New York Bond, New York Money
                  Market, Virginia Bond, Virginia Money Market, Florida Tax-Free
                  Income, and Florida Tax-Free Money Market Funds (28)
       (v)        Consent of Independent  Registered Public Accounting Firm with
                  respect  to  the  institutional   share  classes  of  Emerging
                  Markets,   International,   Precious   Metals  and   Minerals,
                  Aggressive Growth,  Growth,  Income, Income Stock,  Short-Term
                  Bond,  Small Cap  Stock,  Intermediate-Term  Bond,  High-Yield
                  Opportunities, and Value Funds (filed by amendment)

k                 Omitted Financial Statements - Not Applicable

l                 SUBSCRIPTIONS AND INVESTMENT LETTERS

       (i)        Florida Bond Fund and Florida Money Market Fund dated June
                  25, 1993 (1)
       (ii) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)
       (iii)      Form  of  Subscription   and  Investment   Letter  for  Global
                  Opportunities Fund (25)

       (iv) Form of Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

m                 12b-1 Plans - Not Applicable

n                 18f-3 Plans

       (i) Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (27)
       (ii) Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (27)

o                 Reserved

p                 CODE OF ETHICS
       (i)        USAA Investment Management Company dated January 1, 2008 (23)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1, 2005
                  (14)
       (v)        Marsico Capital Management, LLC (37) dated April 1, 2005 (14)
       (vi)       Wellington Management Company, LLP dated November 1, 2007 (22)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26, 2005
                  (15)
       (ix)       Barrow,  Hanley,  Mewhinney & Strauss,  Inc.  dated January 3,
                  2006 (24)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston  Company Asset  Management  LLC dated November 2006
                  (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated August
                  11, 2006 (20)
       (xv)       Quantitative Management Associates January 9, 2007 (19)
       (xvi)      UBS Global Asset Management June 11, 2007(19)
       (xvii)     Renaissance Investment Management July 2007 (22)

q                 POWERS OF ATTORNEY
       (a)        Powers of Attorney for Christopher W. Claus, Michael Reimherr,
                  Richard A. Zucker, Barbara B. Dreeben, and Robert L. Mason dated September 13, 2006 (15)
       (b)        Powers of Attorney  for Barbara  Ostdiek and Roberto  Galindo,
                  Jr. dated February 27, 2008 (23)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
         1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
         1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
         1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
         2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
         2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
         2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28,
         2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
         2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16,
         2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
         2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
         2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
         2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
         2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).

(21) Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).

(22) Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).

(23) Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).

(24) Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28,
         2008).

(25) Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
         2008).

(26) Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
         2008).

(27) Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30,
         2008).

(28) Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
         2008).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the
         Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m)      Quantitative  Management  Associates  (QMA),  located at 466  Lexington
         Avenue,  New  York,  New  York  10017,  serves  as  subadvisor  to  the
         Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

(o) Credit Suisse Securities, (USA) LLC (CSSU), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of CSSU is incorporated herein by reference to CSSU's current Form ADV as amended and filed with the SEC.

(p) The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance's current Form ADV as amended and filed with the SEC.

ITEM 27. PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL           POSITION AND OFFICES        POSITION AND OFFICES
   BUSINESS ADDRESS             WITH UNDERWRITER                WITH FUND

Christopher W. Claus          President and Chairman         President, Trustee
9800 Fredericksburg Road      of the Board of Directors      and Vice Chairman
San Antonio, TX 78288                                        of the Board of
                                                             Trustees

Kristi A. Matus               Director                       None
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson           Senior Vice President,         Vice President
9800 Fredericksburg Road      Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard                Senior Vice President,         Secretary
9800 Fredericksburg Road      Secretary and Counsel
San Antonio, TX 78288

Roberto Galindo, Jr.          Assistant Vice President       Treasurer
9800 Fredericksburg Road      Mutual Fund Financial
San Antonio, TX 78288         Administration

Jeffrey D. Hill               Assistant Vice President       Chief Compliance
9800 Fredericksburg Road      Mutual Funds Compliance        Officer
San Antonio, TX 78288

Dawn Cooper                   Director and Senior            None
9800 Fredericksburg Road      Vice President,
San Antonio, TX 78288         Distribution Services

Terri R. Kallsen              Senior Vice President          None
9800 Fredericksburg Road      Wealth Management
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company           Northern Trust Investments, N.A.
9800 Fredericksburg Road                     50 S. LaSalle Street
San Antonio, Texas 78288                     Chicago, Illinois 60603

USAA Shareholder Account Services            Chase Manhattan Bank
9800 Fredericksburg Road                     4 Chase MetroTech
San Antonio, Texas 78288                     18th Floor
                                             Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities
Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

Credit Suisse Securities, (USA) LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records  relating to its  functions as a subadviser  with respect to the Growth
Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 31st day of July, 2008.

                                          USAA MUTUAL FUNDS TRUST

                                           *   CHRISTOPHER W. CLAUS
                                          ------------------------------
                                          Christopher W. Claus
                                          President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
    (Signature)                  (Title)                             (Date)

 *RICHARD A. ZUCKER             Chairman of the
--------------------------      Board of Trustees                July 31, 2008
Richard A. Zucker


*CHRISTOPHER W. CLAUS           Vice Chairman of the Board       July 31, 2008
--------------------------      of Trustees and President
Christopher W. Claus            (Principal Executive Officer)


*ROBERTO GALINDO, JR.           Treasurer (Principal)            July 31, 2008
--------------------------      Financial and
Roberto Galindo, Jr.            Accounting Officer)


*BARBARA B. DREEBEN             Trustee                          July 31, 2008
--------------------------
Barbara B. Dreeben


*ROBERT L. MASON                Trustee                          July 31, 2008
--------------------------
Robert L. Mason

*BARBARA OSTDIEK                Trustee                          July 31, 2008
--------------------------
Barbara Ostdiek


*MICHAEL F. REIMHERR            Trustee                          July 31, 2008
--------------------------
Michael F. Reimherr


*By:  /S/MARK S. HOWARD
    ---------------------
Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated September 13, 2006, and February 27, 2008, which are incorporated herein and filed under Post Effective Amendments No. 21 and No. 30 with the Securities and Exchange Commission on September 29, 2006, and February 29, 2008, respectively.

                                  EXHIBIT INDEX

EXHIBIT                                     ITEM                       PAGE NO.

i  (v)          Opinion and Consent of Counsel with respect to
                the Global Opportunities Fund                            98